Exhibit 99.1

FINANCIAL CONTACT: John W. Hohener
Executive Vice President and CFO
Tel: (949) 380-6100

INVESTOR CONTACT: Robert C. Adams
Vice President of Corporate Development
Tel: (949) 380-6100

Microsemi Successfully Completes Acquisition of Symmetricom

ALISO VIEJO, Calif.—Nov. 26, 2013—Microsemi Corporation (“Microsemi”) (Nasdaq:MSCC), a leading provider of semiconductor solutions differentiated by power, security, reliability and performance, announced today that PETT Acquisition Corp. a wholly-owned subsidiary of Microsemi, successfully merged into Symmetricom, Inc. (“Symmetricom”) (Nasdaq:SYMM) completing Microsemi’s acquisition of Symmetricom under Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no stockholder vote required to consummate the merger.

At the effective time of the merger, each outstanding share of Symmetricom (other than shares directly owned by Symmetricom and its subsidiaries, Microsemi or PETT Acquisition Corp. and shares held by stockholders that are entitled to and properly demand appraisal of such shares under Delaware law) was converted into the right to receive $7.18 per share in cash, without interest and less any applicable withholding taxes, the same price that was paid in the tender offer. Symmetricom shares will cease to be traded on NASDAQ.

“We look forward to integrating the talented Symmetricom team and leveraging our product and technology synergies to develop solutions that contribute to our customers’ success,” said James J. Peterson, chairman of the board and CEO of Microsemi. “We are anxious to drive the business forward for our stakeholders as we continue to execute Microsemi’s growth strategy.”

Symmetricom is the world’s leading source of highly precise timekeeping technologies and solutions that enable next generation data, voice, mobile and video networks and services. It provides timekeeping in GPS satellites, national time references, and national power grids as well as in critical military and civilian networks. The acquisition aligns with Microsemi’s strategy to gain share by providing ‘total system’ solutions to high value, high barrier to entry markets where it holds leadership positions. In addition, Microsemi gains a strong footprint in IT infrastructure and metrology applications and has the opportunity to capitalize on growth opportunities for Symmetricom’s chip scale atomic clock (CSAC) technology, amongst other leading-edge products.

As a result of the acquisition, Microsemi now offers the industry’s largest and most complete timing product offering. From the core of the network to the edge, Microsemi now delivers the source, synchronization and distribution of end-to-end timing solutions. The transaction also strengthens Microsemi’s ability to address a broader range of opportunities in aerospace, communications, defense and industrial markets.

About Microsemi

Microsemi Corporation (Nasdaq: MSCC) offers a comprehensive portfolio of semiconductor and system solutions for communications, defense & security, aerospace and industrial markets. Products include high-performance and radiation-hardened analog mixed-signal integrated circuits, FPGAs, SoCs and ASICs; power management products; timing and voice processing devices; RF solutions; discrete components; security technologies and scalable anti-tamper products; Power-over-Ethernet ICs and midspans; as well as custom design capabilities and services. Microsemi is headquartered in Aliso Viejo, Calif., and has approximately 3,000 employees globally. Learn more at www.microsemi.com.

Microsemi and the Microsemi logo are registered trademarks or service marks of Microsemi Corporation and/or its affiliates. Third-party trademarks and service marks mentioned herein are the property of their respective owners.

Microsemi Safe Harbor Statement

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The reader is cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties and other factors, many of which are outside the control of Microsemi. The forward-looking statements in this release address a variety of subjects including, for example, the expected date of closing of the acquisition, the potential benefits of the merger, including the potentially accretive and synergistic benefits, Microsemi’s revenue and earnings guidance, and any other statements of belief or about the Microsemi’s plans, beliefs or expectations. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that Symmetricom’s business will not be successfully integrated with Microsemi’s business or complement its products, including product mix and acceptance, gross margins and operational and other cost synergies; costs associated with the merger, tender offer and financing; matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction; Microsemi’s reliance on government contracts for a significant portion of its sales, including impacts of any termination or renegotiation of U.S. government contracts and the effects of past or future government shutdowns; increased competition and technological changes in the industries in which Microsemi and Symmetricom compete; Microsemi’s failure to continue to move up the value chain in its customer offerings; continued negative or worsening worldwide economic conditions or market instability; downturns in the highly cyclical semiconductor industry; intense competition in the semiconductor industry and resultant downward price pressure; inability to develop new technologies and products to satisfy changes in customer demand or the development by the company’s competitors of products that decrease the demand for Microsemi’s products; unfavorable or declining conditions in end markets; inability of Microsemi’s compound semiconductor products to compete successfully with silicon-based products; production delays related to new compound semiconductors; variability of the company’s manufacturing yields; the concentration of the factories that service the semiconductor industry; delays in beginning production, implementing production techniques, resolving problems associated with technical equipment malfunctions, or issues related to government or customer qualification of facilities; potential effects of system outages; the effect of events such as natural disasters and related disruptions on our operations; inability by Microsemi to fulfill customer demand and resulting loss of customers; variations in customer order preferences; difficulties foreseeing future demand; rises in inventory levels and inventory obsolescence; potential non-realization of expected orders or non-realization of backlog; failure to make sales indicated by the company’s book-to-bill ratio; risks related to the company’s international operations and sales, including availability of transportation services, political instability and currency fluctuations; increases in the costs of credit and the availability of credit or additional capital only under more restrictive conditions or not at all; unanticipated changes in Microsemi’s tax provisions, results of tax examinations or exposure to additional income tax liabilities; changes in generally accepted accounting principles; principal, liquidity and counterparty risks related to Microsemi’s holdings in securities; environmental or other regulatory matters or litigation, or any matters involving contingent liabilities or other claims; the uncertainty of litigation, the costs and expenses of litigation, the potential material adverse effect litigation could have on Microsemi’s business and results of operations if an adverse determination in litigation is made, and the time and attention required of management to attend to litigation; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; any circumstances that adversely impact the end markets of acquired businesses; and difficulties in closing or disposing of operations or assets or transferring work, assets or inventory from one plant to another. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the company’s most recent Form 10-K filed by Microsemi with the SEC. Additional risk factors may be identified from time to time in Microsemi’s future filings. The forward-looking statements included in this release speak only as of the date hereof, and Microsemi does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

MSCCIR

Source: Microsemi Corporation